Exhibit 10.25

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “**”. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT TO

CONTRACT FOR SERVICES

AGREEMENT

This Amendment to the CONTRACT FOR SERVICES Agreement (the “Amendment”) is made and entered into this 1st day of August, 2008, by and between NeuLion, Inc., a Delaware corporation, (herein referred to as “NeuLion”) having its principal place of business at 1600 Old Country Road, Plainview, New York, 11803 and NHL Interactive CyberEnterprises, LLC, a Delaware limited liability company (“NHL”), having its principal place of business at 1251 Avenue of the Americas, New York, NY 10020.

WHEREAS, NHL and NeuLion entered into an Contract for Services dated as of June 25, 2007, relating to building and delivering an online multimedia streaming service and other rights and obligations related thereto (the “Agreement”);

WHEREAS, NHL and NeuLion desire and agree to amend the Agreement in the manner set forth in this Amendment; and —

WHEREAS, capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

NOW, THEREFORE, in consideration of mutual covenants and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.            Amendment

A) WHEREAS, NeuLion desires to operate and delivery Customer Support Services (as defined below) in support of the NHL Streaming Services.  The “NHL Streaming Services” shall consist of (i) NHL Game Center Live (i.e. the online service previously named “NHL Center Ice Online” as described in Exhibit A of the Agreement, as further developed and modified by NeuLion and NHL ICE from time to time), (ii) any live NHL game streaming in the applicable Clubs’ local markets (e.g. Leafs TV), and (iii) with respect to email support only, the NHL Team Video Players.  The Customer Support Services shall be deemed to be part of the Service for purposes of the Agreement.

B) Term.  The parties hereby agree to provide these additional services effective August 1, 2008 and expiring on September 30, 2010.

C) Amendment to Exhibit A - NEULION PROVIDED SERVICES

1.                     The services provided by NeuLion under this Amendment shall be referred to herein as the “Customer Support Services”.  The Customer Support Services shall consist of customer services support and contact management services for NHL customers who wish to use the NHL Streaming Services, and shall include the following:

a)	The management and handling of customer contacts via phone, email or chat for customer support regarding NHL Streaming Services.

b)	Providing and managing the necessary personal computers and installation of all communication lines required to meet customer contact volumes and Service Levels.

c)	Providing suitable workstations and environment required for customer service representatives to meet the Service Levels for NHL customers.

d)	Providing the customer support representatives, matching the required profile and the support environment necessary to respond to forecasted contact volumes within the Service Levels.

e)

Providing multi-channel contact handling in accordance with practices and procedures which have been mutually agreed to by the parties in writing. NeuLion shall follow all approved procedures provided by NHL. All marketing tools and scripts must be pre-approved in advance by NHL.

f)	Providing a qualified Project Manager that meets the reasonable pre approval of NHL.

g)	Building and managing additional scripts based on content provided by the NHL.

h)	Providing telephony equipment and call recording management.

i)	Production and quality management.

j)	Managing all customer interactions.

k)	Tracking through the NHL provided Customer Support System and the NeuLion Automated Call Distribution System (ACD) calls, assigning tickets to all calls and recording resolutions.

1)	Call center operations and individual NeuLion Personnel performance reporting.

m)	Receiving and managing the calls received by NeuLion from NHL customers, including:

	i.	Call priority management

ii.	Escalation of problems and issues

iii.	Error processing

iv.	Data collection statistics

v.	Customer interface development

vi.            Using the hold music and messaging loop provided by NHL.

2.                                       NeuLion shall provide the Customer Support Services in accordance with the following Hours of Operation.  Basic hours of operation will be *****, Monday through Sunday, except as follows:

a)                                      At least one NeuLion personnel shall be available to perform the Customer Support Services from *** prior to the start of any NHL game until the conclusion of that game.

b)                                     On days where more than two (2) NHL games are being played in the afternoon (i.e. between noon and 6pm EST), the NeuLion personnel shall be available to perform the Customer Support Services from *** prior to the start of such games until the conclusion of such games.

c)                                      On days where more games are played during the afternoon than the evening, the basic hours window shall begin *** prior to the start of the first game and shall end ***.

d)                                     NeuLion shall work with NHL to adjust the start time of the foregoing *** basic window from time to time, to reflect the timing of actual contact volume.  For example, if the parties determine that contact volume is more likely to occur from *****, the basic hours of operation shall be adjusted accordingly.

e)                                      *****************. People will be directed to email customer support

f)                                        Extended hours negotiated as required.

3.                                       Monthly Forecasts

a.                       NHL will provide NeuLion a game schedule 30 days prior to each month.

b.                      Subject to mutual agreement between NeuLion and the NHL, NeuLion will provide a call and inbound minute forecast 7 days prior to the start of each month.

i.   NHL will have up to 3 days to review, request changes or approve the forecast.

c.                       The forecasts shall be for informational purposes only and any discrepancy between forecasts and actual contact volume shall not affect either party’s rights or obligations hereunder.

4.       Reporting

a.                       NeuLion and the NHL will work jointly to provide a written report by no later than 10am Eastern Time on each business day (Monday through Friday) throughout the Term of this Amendment, and will also provide cumulative monthly reports.

b.                      The reports will be provided through a task manager portal (“dashboard”) to be provided by NeuLion based on mutually agreed requirements. The dashboard shall be accessible by NHL via the Internet on a 24/7 basis, and all reports shall be exportable in industry-standard formats (and as otherwise mutually agreed). NeuLion shall maintain backups of all daily and monthly reports and shall provide copies of such reports to NHL (in a mutually agreed format) upon request. Detailed program reporting requirements are included in section C below.

c.                       Each Daily Report will include the following data from the prior business day’s activity—for the case of Monday, for the prior weekend’s activity. NHL will approve all reporting formats.

•	Calls Offered

•	Calls Answered

•	Abandon Rate

•	Service Level

•	Average Speed to Answer

•	Total Sales

•	Saves conversion

•	Sales conversion

•	Average handle time

•	Call Outcomes

•	Emails Offered

•	Emails Answered

d.                      The Customer Support Services shall be configured so as to give designated NI-IL representatives the ability to review NeuLion personnel calls with NHL customers. In addition, NeuLion acknowledges that NHL customers may end up contacting NHL with issues about the Product, instead of contacting NeuLion, and NeuLion shall ensure that NHL has access on a 24/7 basis to whatever records and information NeuLion has collected about such customers so as to enable NHL to handle such contacts appropriately.

5.	NeuLion will provide a front end interactive voice response (IVR) for all calls.

6.	NeuLion will conduct Quality Assurance / Transaction Monitoring via online forms. Calls will be scored using a combination of live and recorded monitoring.

7.	The NHL will provide access to its NHL Video Player CRM information systems.

8.	NeuLion will provide an Email Management Solution.

9.	Training — NeuLion will provide, with reasonable assistance from the NHL, all product and technical training documentation. NeuLion to provide an outline of Training Overview including the following:

a.	Curriculum Development

b.	Instructional Design

c.	Classroom instruction

d.

Curriculum changes and coaching to improve knowledge base, keeping agents in the know on technical and other product developments or enhancements, directly related to the optimization of the customer service experience.

e.	Sales techniques to close customers unsure about purchasing the product

f.	Save techniques to stop a customer from canceling the service

g.	Classroom Training

h.	Nesting/mentoring — Conduct either as part of or a follow-up or reinforcement of classroom training. Agent takes calls with a mentor or head trainer.

i.	Trainee to Trainer Ratios

j.	Training Evaluation process

k.	On-going Training Life-Cycle

10.	Retention Program

a.	NeuLion will attempt to “save” customers who contact NeuLion via telephone and/or email and indicate their intention of canceling any NHL product and/or service.

b.

NeuLion will provide a daily (Mon — Fri) written report to NHL that specifies all customers who ask to cancel along with the cancellation reasons, if any, that may have been provided by the customer(s)

11.	Staffing Requirements

a.

Dedicated Project Manager to optimize agent performance and communicate or provide feedback on customer feedback for NHL reference to insure a high level of customer satisfaction with the quality of the product.

b.	Trainer

c.	French speaking agents

d.	Equivalent of *** full time Customer Service Representatives

e.	Over Flow Plan for intense volume time periods

12.	Other NeuLion deliverables

a.	Overall Grade of Service Score — NeuLion will use industry customer support metrics in order to grade its specific service in comparison to those industry averages.

b.	NeuLion will design the form and work with the NHL to include elements to identify and measure the key drivers of End-User Satisfaction as well as any Business Impacting Critical Attributes

C) Amendment to Exhibit B - NEULION SERVICE FEES

In consideration for the Customer Support Services provided to the NHL (including all training, reporting and other obligations described in this Amendment), NeuLion shall received the following fees from the NHL:

1.	Cost Metrics

a.                       ****

b.                      ****

c.                       ****

2.	*** Usage Payment — The NHL will pay NeuLion a usage fee for services provided based upon *** ***** ****** ******************.

3.	IVR Set up and modification rate = ***.

4.	Agent Training rate = *************.

5.	Set-up Fee = ***

6.	Account Management *****.

D) Amendment to Exhibit C — Service Levels

In its performance of the Services hereunder, NeuLion shall meet and exceed the following Service Levels:

1.	Call — ****

i.	Call — ****.

ii.	Call — ****.

iii.	Call — ****.

iv.	Call — ****.

2.	Email — *** ***

3.	Service Level *** — If service levels are not met the NHL *************.

a.	Calls

i.	***

1.	***

2.	***

3.	***

ii.	***

1.	***

2.	***

3.	***

4.	***

iii.	***

1.	***

2.	***

3.	***

4.	***

iv.	***

1.	***

b. Email

i.	***

1.	***

2.	***

3.	***

4.	***

In addition, if (A) NeuLion fails to meet the Service Levels described in either Section D(1) or D(2) in either **********************************.

E) Additional Terms

1.                       General.  Except as expressly provided herein, the Agreement shall continue in full force and effect as modified hereby.

2.                       Transition Assistance.  Upon expiration or termination of this Amendment for any reason, NeuLion shall, at NHL’s direction, prepare the NHL data and all records of work performed in an XML format or other formats mutually agreed upon by both parties (“Transition Data”) and deliver to NHL copies of all Transition Data. The Transition Data shall include, without limitation, complete records of all interactions between NeuLion and the NHL’s customers, all Client Data, and any related information contained in NeuLion’s customer support databases. In addition:

a)  Upon the expiration or termination of this Amendment, NeuLion shall, (a) continue to provide the Customer Support Services to the extent requested by NHL for a period of at least *** (the “Transition Assistance Period”), at the rates set forth herein, and (b) provide such assistance as reasonably required by NHL including assistance to 3rd parties designated by NHL to transfer the Transition Data to another vendor or to NHL (the “Transition Assistance Services”)

b)  After the Transition Assistance Period, NeuLion shall be reasonably compensated for any additional Transition Assistance Services provided at NHL’s request.

3.                       Client Data “Client Data” shall mean any information furnished to or collected by NeuLion in connection with the activities contemplated in this Agreement and from which an individual may be identified, such as an individual’s name, address, credit card information, e-mail address, IP address and telephone number. The parties acknowledge that privacy laws govern disclosures of nonpublic personal information about consumers. NeuLion shall protect and keep strictly confidential all Client Data. At any time, upon NHL’s request, NeuLion shall return to NHL all Client Data in its possession. NHL shall be under no obligation to take any action that, within NHL’s sole judgment and discretion, would constitute a violation of applicable privacy laws or its privacy policies. Notwithstanding any other provision of this Agreement, NeuLion represents, warrants and covenants that, with respect to any Client Data, NeuLion shall: (i) comply with all applicable laws, regulations and best practices regarding data security and privacy in performing the Services and its other obligations hereunder; (ii) inform itself regarding, and comply with, NHL’s privacy policies and all applicable privacy laws; (iii) keep all Client Data strictly confidential, and not disclose or use any Client Data except to the extent necessary to perform the Services and in accordance with NHL’s privacy policies and all applicable privacy laws; (iv) not disclose any Client Data to any other entity (including NeuLion’s third party service providers) without the prior written consent of NHL and an agreement in writing from such other entity to use or disclose such Client Data only to the extent necessary to carry out NeuLion’s obligations under this Agreement and for no other purposes; (v) maintain reasonable administrative, technical, and physical safeguards to ensure the security and confidentiality of Client Data, protect against any anticipated threats or hazards to the security or integrity of Client Data, and protect against unauthorized access to or use of Client Data that could result in substantial harm or inconvenience to an individual; (vi) notify NHL immediately in writing when NeuLion becomes aware of any material breach of its security safeguards or has reason to believe that Client Data may have been subject to unauthorized disclosure, access, or use, which notification shall include the following information: (A) the nature of the unauthorized disclosure or use; (B) the Client Data disclosed or used; (C) the identity of the person(s) or entity(ies) who received the unauthorized disclosure or made the unauthorized use; (D) what corrective action NeuLion took or will take to prevent further unauthorized disclosures or uses; (E) what NeuLion did or will do to mitigate any deleterious effect of such unauthorized disclosure or use; and (F) such other information as NHL may reasonably request; and (vii) take all reasonable and appropriate steps, at NeuLion’s expense, including the provision of notice to affected individuals, to protect Client Data in the event of a failure of NeuLion’s security safeguards or unauthorized access to Client Data from or through NeuLion.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment.

NeuLion Inc.

By:	/s/ J. Chris Wagner

Title:	Executive Vice President

Date:	8/8/08

NHL Interactive CyberEnterprises, LLC

By:	Illegible
(Signature of officer duly authorized to sign)

Title:	EVP CTO

Date:	8/13/08